EXHIBIT 10.28

                              TEMECULA VALLEY BANK
                             SPLIT DOLLAR AGREEMENT

       THIS AGREEMENT is adopted this 30th day of September, 2004, by and between TEMECULA VALLEY BANK, a nationally-chartered commercial bank, located in Temecula, California (the "Company"), and THOMAS M. SHEPHERD (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.

                                  INTRODUCTION

       To encourage the Executive to remain an employee of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay life insurance premiums from its general assets.

                                    AGREEMENT

       The Company and the Executive agree as follows:

                                    Article 1
                               General Definitions

The following terms shall have the meanings specified:

     1.1 "Insured" means the Executive.

     1.2 "Insurer" means each life insurance carrier in which there is a Split Dollar Policy Endorsement attached to this Agreement.

     1.3 "Policy" means the specific life insurance policy or policies issued by the Insurer.

     1.4  "Salary   Continuation   Agreement"  means  that  Salary  Continuation
Agreement between the Company and the Executive on even date herewith or as subsequently amended.

                                    Article 2
                           Policy Ownership/Interests

     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of the remaining death proceeds of the Policy after the Interest of the Executive or the Executive's transferee has been paid according to Section 2.2 below.

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     2.2 Executive's  Interest.  The Executive shall have the right to designate the beneficiary of the death proceeds. The Executive shall also have the right to elect and change settlement options that may be permitted. Upon the termination of this Agreement pursuant to Article 7, the Executive, the Executive's transferee or the Executive's beneficiary shall have no rights or interests in the Policy and no death benefit shall be paid under this Section 2.2.

              2.2.1 Death During Active Service. If the Executive dies while in the active service of the Company, the Executive's beneficiary shall receive $595,480 (Five Hundred Ninety-Five Thousand Four Hundred Eighty Dollars).

              2.2.2 Death During Payment of a Benefit under the Salary Continuation Agreement. If the Executive dies after any benefit payments have commenced under Article 2 of the Salary Continuation Agreement but before receiving all such payments, the Company shall cease paying the remaining benefit, if any, and the Executive's beneficiary shall receive the split dollar death benefit described in Section 2.2.1 of this Agreement, less payments already made to the Executive under the Salary Continuation Agreement.

              2.2.3 Death After Termination of Employment But Before Commencement of Payment under the Salary Continuation Plan. If the Executive is entitled to a benefit under Article 2 of the Salary Continuation Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay no benefit under the Salary Continuation Agreement and the Executive's beneficiary shall receive the split dollar death benefit described in Section 2.2.1 of this Agreement.

         2.3 Comparable Coverage. Upon execution of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement and the Company and the Executive execute a new Split Dollar Policy Endorsement for said comparable insurance policy. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

                                    Article 3
                                    Premiums

     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

     3.2 Economic Benefit. The Company shall determine the economic benefit attributable to the Executive based on the amount of the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

     3.3 Imputed Income. The Company shall impute the economic benefit to the Executive on an annual basis.



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                                    Article 4
                                   Assignment

       The Executive may assign without consideration all of the Executive's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

                                    Article 5
                                     Insurer

       The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    Article 6
                           Claims and Review Procedure

       6.1 Claims Procedure. Any person or entity who has not received benefits under the Agreement that he or she believes should be paid (the "claimant") shall make a claim for such benefits as follows:

              6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

              6.1.2 Timing of Company Response. The Company shall respond to such claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

              6.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

               (a)  The specific reasons for the denial,

               (b) A reference to the specific provisions of this Agreement on which the denial is based,

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               (c)  A  description  of any  additional  information  or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

               (d) An explanation of this Agreement's review procedures and the time limits applicable to such procedures, and

               (e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) (29 United States Code section 1132(a)) following an adverse benefit determination on review.

       6.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

              6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

              6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

              6.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

              6.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

              6.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

               (a)  The specific reasons for the denial,

               (b) A reference to the specific provisions of this Agreement on which the denial is based,

               (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

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

               (d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

                                    Article 7
                           Amendments and Termination

       7.1 This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive. In the event that the Company decides to maintain the Policy after the termination of the Agreement, the Company shall be the direct beneficiary of the entire death proceeds of the Policy.

       7.2 Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Company terminates the Executive's employment for:

               (a) Willful breach of duty in the course of employment or habitual neglect of employment responsibilities and duties;

               (b) Conviction of any felony or crime involving moral turpitude, fraud or dishonesty;

               (c) Willful violation of any state or federal banking or securities law, the rules or regulations of any banking agency, or any material Company rule, policy or resolution resulting in an adverse effect on the Company; or

               (d) Disclosure to any third party by the Executive, without authority or permission, of any secret or confidential information of the Company.

       7.3 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Executive commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay any benefit under this Agreement if the Executive has made any material misstatement of fact on an employment application or resume provided to the Company, or on any application for any benefits provided by the Company to the Executive.

                                    Article 8
                                  Miscellaneous

     8.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

     8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of California, except to the extent preempted by the laws of the United States of America.

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     8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

     8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

               (a)  Interpreting the provisions of this Agreement;

               (b) Establishing and revising the method of accounting for this Agreement;

               (c)  Maintaining a record of benefit payments; and

               (d) Establishing rules and prescribing any forms necessary or desirable to administer this Agreement.

       8.8 Named Fiduciary. The Company shall be the named fiduciary and administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

       IN WITNESS WHEREOF, the Executive and the Company consent to this Agreement on the date above written.

EXECUTIVE:                          COMPANY:
                                    TEMECULA VALLEY BANK

__________________________________  By______________________________________
Thomas M. Shepherd
                                    Title ____________________________________

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                             BENEFICIARY DESIGNATION

                           TEMECULA VALLEY BANK, N.A.
                             SPLIT DOLLAR AGREEMENT

I, Thomas M. Shepherd, designate the following as beneficiary of benefits under the Agreement payable following my death:

--------------------------------------------------------------------------------
Primary:
-----------------------------------------------------------         -----%

-----------------------------------------------------------         -----%

--------------------------------------------------------------------------------
Contingent:
-----------------------------------------------------------         -----%

-----------------------------------------------------------         -----%

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Notes:

     o    Please PRINT CLEARLY or TYPE the names of the beneficiaries.

     o To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

     o To name your estate as beneficiary, please write "Estate of _[your name]_".

     o Be aware that none of the contingent beneficiaries will receive anything unless ALL of the primary beneficiaries predecease you.

I understand that I may change these beneficiary designations by delivering a new written designation to the Company, which shall be effective only upon receipt and acknowledgment by the Company prior to my death. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Name:         _______________________________

Signature:    _______________________________        Date:    _______

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SPOUSAL CONSENT (Required if Spouse not named beneficiary):
--------------------------------------------------------------------------------

I consent to the beneficiary designation above, and acknowledge that if I am named beneficiary and our marriage is subsequently dissolved, the designation will be automatically revoked.

--------------------------------------------------------------------------------
Spouse Name:  _______________________________

--------------------------------------------------------------------------------
Signature:                 _______________________________    Date:    _______


Received by the Company this ________ day of ______________, 2___

By:    _________________________________

Title:    _____________________________

                               POLICY ENDORSEMENT

Contract Owner:       TEMECULA VALLEY BANK

The undersigned Owner requests that the policy(ies) shown in the attached Schedule Page issued by Midland National Life Insurance Company (the "Insurer") provide for the following beneficiary designation:

       1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, as Beneficiary, to the extent claimed by said Owner.

       2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of paragraph 1 of this Policy Endorsement shall be paid in one sum in accordance with the written direction of the Owner. Such direction will be provided to the Insurer at the time of claim. The Insurer will be protected in relying solely on the Owner to provide the name(s) of the party(ies) to pay any excess not paid under paragraph 1. If the Owner fails to provide the name(s) of the party(ies) at the time of claim, then any proceeds payable under this paragraph shall be paid in one sum to the Beneficiary.

       3. It is hereby provided that (i) any payment made to the Beneficiary or other party under paragraph 2 of this Policy Endorsement shall be a full discharge of the Insurer to the extent thereof; (ii) such discharge shall be binding on all parties claiming any interest under the Policy; and (iii) the Insurer shall have no responsibility with respect to the amounts so claimed.

       4. It is agreed by the undersigned that this designation shall be subject in all respects to the contractual terms of the Policy.

The undersigned is signing in a representative capacity for the Owner and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ________________________, California, this _____ day of ______, 20___.

OWNER:
TEMECULA VALLEY BANK

By:        ____________________________     By:      ___________________________
           Bank Officer #1                           Bank Officer #2

Title:     ____________________________     Title:   ___________________________

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                                  Schedule Page
                    Policy(ies) Subject to Policy Endorsement


------------------------------------------------------------ -------------------
Policy Number                                                Insured
------------------------------------------------------------ -------------------
682759                                                       Thomas M. Shepherd

------------------------------------------------------------ -------------------










OWNER:
TEMECULA VALLEY BANK

By:        ____________________________    By:      ____________________________
           Bank Officer #1                          Bank Officer #2

Title:     ____________________________    Title:   ____________________________


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
                               POLICY ENDORSEMENT

Contract Owner:       TEMECULA VALLEY BANK

The undersigned Owner requests that the policy(ies) shown in the attached Schedule Page issued by West Coast Life Insurance Company (the "Insurer") provide for the following beneficiary designation:

       1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, as Beneficiary, to the extent claimed by said Owner.

       2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of paragraph 1 of this Policy Endorsement shall be paid in one sum in accordance with the written direction of the Owner. Such direction will be provided to the Insurer at the time of claim. The Insurer will be protected in relying solely on the Owner to provide the name(s) of the party(ies) to pay any excess not paid under paragraph 1. If the Owner fails to provide the name(s) of the party(ies) at the time of claim, then any proceeds payable under this paragraph shall be paid in one sum to the Beneficiary.

       3. It is hereby provided that (i) any payment made to the Beneficiary or other party under paragraph 2 of this Policy Endorsement shall be a full discharge of the Insurer to the extent thereof; (ii) such discharge shall be binding on all parties claiming any interest under the Policy; and (iii) the Insurer shall have no responsibility with respect to the amounts so claimed.

       4. It is agreed by the undersigned that this designation shall be subject in all respects to the contractual terms of the Policy.

The undersigned is signing in a representative capacity for the Owner and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at ________________________, California, this _____ day of ______, 20___.

OWNER:
TEMECULA VALLEY BANK

By:        ____________________________   By:      ____________________________
           Bank Officer #1                         Bank Officer #2

Title:     ____________________________   Title:   ____________________________

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                                  Schedule Page
                    Policy(ies) Subject to Policy Endorsement


------------------------------------------------------------ ------------------
Policy Number                                                Insured
------------------------------------------------------------ -------------------
ZUA373012                                                    Thomas M. Shepherd

------------------------------------------------------------ -------------------
ZUA396158                                                    Thomas M. Shepherd

------------------------------------------------------------ -------------------











OWNER:
TEMECULA VALLEY BANK

By:        ____________________________    By:      ____________________________
           Bank Officer #1                          Bank Officer #2

Title:     ____________________________    Title:   ____________________________




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